PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier State Municipal Bond Fund, Texas Series. For its semi-annual reporting period ended October 31, 1995, your Series' Class A and Class B shares produced total returns of 6.70% and 6.37%, respectively.* Federally tax-free income dividends of approximately $.610 per share for Class A shares and $.555 per share for Class B shares were paid.** This amounts to an annualized tax-free distribution rate per share of 5.39% for Class A shares and 5.14% for Class B shares.*** Class C shares, from their introduction on August 15, 1995 through October 31, provided a total return of 4.25%,* and paid tax-free income dividends of approximately $.222 per share** amounting to an annualized tax-free distribution rate per share of 4.84%.***
THE ECONOMY
    Concerns about lagging economic growth prompted the Federal Reserve Board to ease the Fed Funds rate in July. The bond market has been well ahead of the Federal Reserve in perceiving that inflation was under control. Long-term interest rates have fallen for nearly 12 months and, accordingly, bond investors have enjoyed significant price appreciation. Economic indicators remain mixed, some causing concern about possible recession, while others point toward continued expansion.
    During times of business uncertainty, attention often shifts to the consumer sector of the economy, particularly regarding the consumer's ability to spend. There are some indications that consumers are being pinched. There is little doubt that the economic recovery has been productivity-driven. That is, corporations have succeeded in paring expenses from their cost of doing business. With this reduction in overhead, bottom line profits have grown dramatically. Yet little of this corporate prosperity has spilled over into the consumer sector of the economy. Wages and salaries grew less than 3% over the past year, barely keeping pace with inflation. An additional consumer concern, new job creation, is at the slowest pace of the post-World War II era. Recent retail sales reports were the weakest since June 1991, when the economy was in recession. Also, there is worry that the coming holiday season will be a poor one for retailers, since debt-burdened consumers may spend cautiously.
    Yet, there are also significant signs of continued growth. Despite indications of a potential slowdown in consumer spending, measures of consumer confidence remain high. Business capital spending and home-building activity have continued, providing substantial fuel for economic growth. Business investment in durable equipment, when calculated as a percentage of Gross Domestic Product (GDP), is at a 35-year high with no sign of a letup. No wonder industrial production is booming! And while job and wage growth is slow, the index of hours worked (a key determinant of GDP growth and income generation) is rising. Providing additional confidence is the fact that the four-and-a-half-year recovery has been well balanced: corporate debt issuance has been moderate and the banking system is not overstretched.
    We are encouraged by the Federal Reserve's successful handling of several crises (Mexico, derivatives, Japanese banking), any one of which could have threatened the monetary system in the U.S. and/or abroad.
MARKET ENVIRONMENT
    The municipal bond market recovered strongly in 1995 as long-term interest rates fell. If economic conditions remain sluggish and Congress is able to arrive at an acceptable budget accord, there may be a good chance that the Fed will ease further. We believe this indicates a favorable outlook for bond markets in general, particularly with inflation under control. But inflation can only go so low, and we are wary that the bond market's strength may be counting too much on continued improvement on the price front. Thus, while we remain confident in this market environment, we are alert to the stimulatory effect of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task -to maximize current income exempt from Federal personal income taxes to the extent consistent with the preservation of capital - continues to guide our portfolio management decisions.
    While the municipal market and the Series have performed very well this year, results for municipal securities have been trailing other fixed income markets. Concerns about tax reform may be limiting investor enthusiasm for tax exempt securities. Since April, when serious tax reform proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests to us that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    This year's impressive price move has more than offset 1994's decline. During the summer, in view of both the municipal market's strong showing and the degree of volatility exhibited in bond prices, we decided to "book some profits" and take a more cautious approach until a clearer economic picture developed.
    The current environment provides us with an opportunity to rebalance the portfolio so that it continues to own securities which we believe have the greatest potential for performance and income. Our trading activity will continue to concentrate on purchasing bonds which possess desirable liquidity, call and coupon characteristics.
    The municipal market, despite the normal year-end increase in new issue supply and ongoing concern over tax reform, continues to move higher. We expect that the issuance of Texas bonds will remain modest next year. This will provide a positive technical impetus, but will also challenge us in our search for appropriate securities.
    The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor.
    Included in this report is a series of detailed statements about your Series' holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Series and in The Dreyfus Corporation.
                          Very truly yours,
                      [Richard J. Moynihan signature logo]
                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
November 16, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, without taking into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some state and local taxes for non-Texas residents.
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share in the case of Class A shares or net asset value per share in the case of Class B and C shares at the end of the period.


PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS                                                                             OCTOBER 31,1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-96.8%                                                               AMOUNT              VALUE
                                                                                            -------------------  -----------------
TEXAS-95.5%
Alliance Airport Authority Inc., Special Facilities Revenue
    (American Airlines Inc. Project) 7.50%, 12/01/2029......................                     $  3,800,000          $4,033,814
Amarillo Health Facilities Corp., HR (High Plains Baptist Hospital)
    6.562%, 1/3/2022 (Insured; FSA).........................................                         4,500,000          4,737,375
Bexar County:
    (Detention Facilities) 5.25%, 6/15/2013.................................                         1,975,000          1,918,515
    Refunding, Limited Tax 5%, 6/15/2010....................................                         5,000,000          4,796,800
Bexar County Health Facilities Development Corp., HR Refunding
    (Baptist Memorial Hospital System Project) 6.625%, 2/15/2011 (Insured; MBIA).                    2,690,000          2,916,417
Brazos Higher Education Authority Inc., Student Loan Revenue, Refunding:
    5.70%, 6/1/2004 (a).....................................................                         3,500,000          3,617,320
    6.80%, 12/1/2004........................................................                           850,000            924,953
Clint Independent School District, Refunding
    7%, 3/1/2015............................................................                           750,000            817,672
Dallas-Fort Worth Regional Airport, Joint Revenue
    6.625%, 11/1/2021 (Insured; FGIC).......................................                         1,250,000          1,323,737
El Paso Housing Authority, Multi-Family Revenue
    (Section 8 Projects) 6.25%, 12/1/2009...................................                         2,510,000          2,549,959
Grapevine-Colleyville Independent School District,
    5.75%, 8/15/2012........................................................                         3,975,000          4,115,794
Gulf Coast Waste Disposal Authority, SWDR
    (Champion International Corp. Project) 7.25%, 4/1/2017..................                         1,000,000          1,063,410
Harris County (Toll Road) Senior Lien:
    5.30%, 8/15/2013 (Insured; AMBAC).......................................                         2,000,000          1,930,820
    6.375%, 8/15/2024 (Insured; MBIA).......................................                         3,000,000          3,174,840
Harris County Health Facilities Development Corp., Health Care System Revenue
    (Sisters of Charity) 7.10%, 7/1/2021....................................                         1,000,000          1,091,090
Houston, Refunding 7%, 3/1/2008.............................................                         2,000,000          2,329,520
Leander 6.75%, 8/15/2016....................................................                         2,325,000          2,374,941
Leon County, PCR, Refunding (Nucor Corp. Project) 7.375%, 8/1/2009..........                           750,000            826,283
Lewisville Independent School District 5.35%, 8/15/2014.....................                         2,750,000          2,690,793
Matagorda County Navigation District No. 1, PCR
    (Collateralized Houston Lighting and Power) 7.875%, 2/1/2019............                           500,000            542,360
Montgomery County Health Facilities Development Corp., Hospital Mortgage
Revenue
    (Woodlands Medical Center Project) 8.85%, 8/15/2014.....................                           580,000            633,111
North Central Health Facility Development Corp., Revenue (Presbyterian Health
Care)
    5.90%, 6/1/2021.........................................................                         2,300,000          2,275,896
North Texas Higher Education Authority, Inc., Student Loan Revenue
    7.25%, 4/1/2003 (Insured; AMBAC)........................................                         1,000,000          1,080,110

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  OCTOBER 31,1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT             VALUE
                                                                                              -----------------  -----------------
TEXAS (CONTINUED)

Red River Authority, PCR
    (Hoechst Celanese Corp. Project) 6.875%, 4/1/2017.......................                      $  2,600,000       $  2,736,162
San Antonio, Water Revenue (Prior Lien)
    7.125%, 5/1/2016 (Prerefunded 5/1/1999)(b)..............................                           750,000            830,183
Texas A and M University, Revenue (Refunding Financing System)
    5.90%, 5/15/2009........................................................                         2,000,000          2,070,600
Texas (Veterans Housing Assistance):
    6.80% 12/1/2023.........................................................                         3,180,000          3,282,746
    6.15%, 12/1/2025 (c)....................................................                         2,500,000          2,501,950
Texas City Independent School District 5%, 8/15/2012........................                           940,000            874,219
Texas Health Facilities Development Corp., HR, Refunding
    (All Saints Episcopal Hospitals) 6.25%, 8/15/2022 (Insured; MBIA).......                         2,000,000          2,076,120
Texas Higher Education Coordinating Board, College Student Loan Revenue
    7.30%, 10/1/2003........................................................                           775,000            826,150
Texas Housing Agency, Single Family Mortgage Revenue
    9.375%, 9/1/2016 (Insured; FHA).........................................                           452,000            463,386
Texas Municipal Power Agency, Refunding 5.75%, 9/1/2012 (Insured; MBIA)
    (Prerefunded 9/1/2002)(b)...............................................                           775,000            830,451
Texas National Research Laboratory Commission, Financing Corp., LR
    (Superconducting Super Collider):
      6.95%, 12/1/2012......................................................                           700,000            783,965
      7.10%, 12/1/2021 (Prerefunded 12/1/2001) (b)..........................                           230,000            266,080
Texas Public Property Finance Corp., Revenue
    (Mental Health and Retardation) 8.875%, 9/1/2011 (Prerefunded 9/1/2001)(b)                         455,000            561,675
Texas Water Development Board, Revenue (State Revolving Fund) Senior Lien
    6%, 7/15/2013...........................................................                         3,000,000          3,082,530
Texas Water Resources Finance Authority, Revenue 7.625%, 8/15/2008..........                           400,000            432,140
Tomball Hospital Authority, Revenue, Refunding 6%, 7/1/2013.................                         5,000,000          4,719,050
Tyler Texas Health Facility Development Corp., HR
    (East Texas Medical Center Regional Health) 6.625%, 11/1/2011...........                         1,885,000          1,925,735
West Side Calhoun County Navigation District, SWDR:
    (Union Carbide Chemical and Plastics)
      8.20%, 3/15/2021......................................................                           500,000            565,980
    (Union Carbide Chemicals Project)
      6.40%, 5/1/2023.......................................................                         2,000,000          1,979,580

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 OCTOBER 31,1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT            VALUE
                                                                                              -----------------   ----------------
U.S. RELATED-1.3%
Puerto Rico Public Buildings Authority, Guaranteed
    Public Education and Health Facilities
    6.875%, 7/1/2012 (Prerefunded 7/1/2002)(b)..............................                      $  1,000,000       $  1,155,320
                                                                                                                  ----------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $80,660,274)......................................................                                          $83,729,552
                                                                                                                  ================
SHORT-TERM MUNICIPAL INVESTMENTS -3.2%
TEXAS-0.3%
Gulf Coast Industrial Development Authority, SWDR, VRDN
    (Citgo Petroleum Corp. Project) 4.10% (LOC; Nationsbank of Texas) (d,e).                     $     300,000         $  300,000
U.S. RELATED-2.9%
Puerto Rico Highway and Transportation Authority, Highway Revenue, VRDN
    3.65% (LOC: Swiss Bank Corp., Union Bank of Switzerland,
    Landesbank Hessen) (d,e)................................................                         2,475,000          2,475,000
                                                                                                                  ----------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $2,775,000).......................................................                                         $  2,775,000
                                                                                                                  ================
TOTAL INVESTMENTS-100.0%
    (cost $83,435,274)......................................................                                          $86,504,552
                                                                                                                  ================




PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                 Insurance Corporation
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
--------                           --------                       ------------------        --------------------
AAA                                Aaa                            AAA                               40.9%
AA                                 Aa                             AA                                25.9
A                                  A                              A                                  9.3
BBB                                Baa                            BBB                               19.3
F1                                 MIG1/P1                        SP1/A1                             3.2
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                      1.4
                                                                                                   -------
                                                                                                   100.0%
                                                                                                   =======

NOTES TO STATEMENT OF INVESTMENTS:

    (a) Wholly held by custodian as collateral for delayed delivery security.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Purchased on a delayed delivery basis.
    (d)  Secured by letters of credit.
    (e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
    (g) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Series may invest.









See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                              OCTOBER 31, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $83,435,274)-see statement......................................                                          $86,504,552
    Interest receivable.....................................................                                            1,478,296
    Receivable for shares of Beneficial Interest subscribed.................                                               76,573
    Prepaid expenses........................................................                                                1,921
                                                                                                                  ----------------
                                                                                                                       88,061,342
LIABILITIES:
    Due to Distributor......................................................                        $   25,453
    Due to Custodian........................................................                           204,537
    Payable for investment securities purchased.............................                         2,510,250
    Payable for shares of Beneficial Interest redeemed......................                           140,225
    Accrued expenses........................................................                            26,452          2,906,917
                                                                                                 --------------    ---------------
NET ASSETS..................................................................                                          $85,154,425
                                                                                                                   ===============
REPRESENTED BY:
    Paid-in capital.........................................................                                          $80,898,853
    Accumulated undistributed net realized gain on investments..............                                            1,186,294
    Accumulated net unrealized appreciation on investments-Note 3...........                                            3,069,278
                                                                                                                  ----------------
NET ASSETS at value.........................................................                                          $85,154,425
                                                                                                                  ================
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                            3,148,177
                                                                                                                  ================
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                              822,285
                                                                                                                  ================
    Class C Shares
      (unlimited number of $.001 par value shares authorized)...............                                                   48
                                                                                                                  ================
NET ASSET VALUE per share:
    Class A Shares
      ($67,519,970 / 3,148,177 shares)......................................                                               $21.45
                                                                                                                  ================
    Class B Shares
      ($17,633,426 / 822,285 shares)........................................                                               $21.44
                                                                                                                  ================
    Class C Shares
      ($1,029 / 48 shares)..................................................                                               $21.44
                                                                                                                  ================

See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF OPERATIONS                                                             SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)

 INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                           $2,612,566
    EXPENSES:
      Management fee-Note 2(a)..............................................                       $   235,634
      Shareholder servicing costs-Note 2(c).................................                           128,954
      Distribution fees-Note 2(b)...........................................                            43,352
      Professional fees.....................................................                             9,460
      Prospectus and shareholders' reports..................................                             6,252
      Custodian fees........................................................                             5,084
      Trustees' fees and expenses-Note 2(d).................................                               513
      Registration fees.....................................................                               418
      Miscellaneous.........................................................                             5,670
                                                                                                 --------------
                                                                                                       435,337
      Less-Management fee waived due to
          undertaking-Note 2(a).............................................                           235,634
                                                                                                 --------------
            TOTAL EXPENSES..................................................                                              199,703
                                                                                                                  ----------------
            INVESTMENT INCOME-NET...........................................                                            2,412,863
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                       $   996,532
    Net unrealized appreciation on investments..............................                         2,076,018
                                                                                               ----------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                            3,072,550
                                                                                                                  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                           $5,485,413
                                                                                                                  ================



See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                YEAR ENDED       Six Months Ended
                                                                                                 April 30         October 31, 1995
                                                                                                   1995             (UNAUDITED)
                                                                                            -----------------  -------------------
OPERATIONS:
    Investment income-net...................................................                    $  5,213,354        $   2,412,863
    Net realized gain on investments........................................                         336,502              996,532
    Net unrealized appreciation on investments for the period...............                         460,699            2,076,018
                                                                                            -----------------  -------------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                       6,010,555            5,485,413
                                                                                            -----------------  -------------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................                      (4,315,213)          (1,960,368)
      Class B shares........................................................                        (898,141)            (452,485)
      Class C shares........................................................                           ---                    (10)
                                                                                            -----------------  -------------------
          TOTAL DIVIDENDS...................................................                      (5,213,354)          (2,412,863)
                                                                                            -----------------  -------------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                       1,872,238              845,903
      Class B shares........................................................                       1,960,522              447,658
      Class C shares........................................................                          ---                   1,000
    Dividends reinvested:
      Class A shares........................................................                       1,978,459              891,572
      Class B shares........................................................                         498,663              250,880
      Class C shares........................................................                          ---                      10
    Cost of shares redeemed:
      Class A shares........................................................                     (12,622,094)          (4,775,112)
      Class B shares........................................................                      (1,719,028)            (501,228)
                                                                                            -----------------  -------------------
          (DECREASE) IN NET ASSETS FROM BENEFICIAL
            INTEREST TRANSACTIONS...........................................                      (8,031,240)          (2,839,317)
                                                                                            -----------------  -------------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                      (7,234,039)             233,233
NET ASSETS:
    Beginning of period.....................................................                      92,155,231           84,921,192
                                                                                            -----------------  -------------------
    End of period...........................................................                    $ 84,921,192      $ 85,154,425
                                                                                            =================  ===================




                                                                            SHARES
                                   --------------------------------------------------------------------------------------------
                                               CLASS A                            CLASS B                      CLASS C
                                   -------------------------------   -------------------------------   ------------------------
                                    YEAR ENDED   SIX MONTHS ENDED     YEAR ENDED    SIX MONTHS ENDED          PERIOD ENDED
                                     APRIL 30,    OCTOBER 31, 1995    APRIL 30,     OCTOBER 31, 1995        OCTOBER 31, 1995
                                       1995          (UNAUDITED)         1995          (UNAUDITED)            (UNAUDITED)*
                                   ------------ -------------------  -------------- ----------------   ------------------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold..........            92,136           40,165             96,542          21,221                     48
    Shares issued for
      dividends reinvested           97,778           42,060             24,656          11,838                    ---
    Shares redeemed......          (636,330)        (225,451)           (86,401)        (23,697)                   ---
                                   ------------ -------------------  -------------- ----------------   ------------------------
      NET INCREASE
          (DECREASE) IN SHARES
          OUTSTANDING....          (446,416)        (143,226)            34,797           9,362                     48
                                   ============ ===================  ============== ================   ========================
*From August 15, 1995 (commencement of initial offering) to October 31, 1995.


See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                       CLASS A SHARES
                                                     -----------------------------------------------------------------------------
                                                                                                                 SIX MONTHS ENDED
                                                                 YEAR ENDED APRIL 30,                            OCTOBER 31, 1995
                                                     --------------------------------------------------
PER SHARE DATA:                                       1991       1992       1993      1994       1995               (UNAUDITED)
                                                     -------   --------  ---------  --------   --------        -------------------

    Net asset value, beginning of period..           $18.58     $19.25    $19.89    $21.23      $20.41                 $20.69
                                                     -------   --------  ---------  --------   --------        -------------------
    INVESTMENT OPERATIONS:
    Investment income-net.................             1.40       1.36      1.29      1.25        1.22                    .61
    Net realized and unrealized gain (loss)
      on investments......................              .67        .69      1.37      (.66)        .28                    .76
                                                     -------   --------  ---------  --------   --------        -------------------
      TOTAL FROM INVESTMENT OPERATIONS....             2.07       2.05      2.66       .59        1.50                   1.37
                                                     -------   --------  ---------  --------   --------        -------------------
    DISTRIBUTIONS:
    Dividends from investment income-net..            (1.40)     (1.36)    (1.29)    (1.25)      (1.22)                  (.61)
    Dividends from net realized gain
      on investments......................             ---        (.05)     (.03)     (.13)       ---                    ---
    Dividends in excess of net realized gain
      on investments......................             ---        ---      ---        (.03)       ---                    ---
                                                     -------   --------  ---------  --------   --------        -------------------
      TOTAL DISTRIBUTIONS.................            (1.40)     (1.41)    (1.32)    (1.41)      (1.22)                  (.61)
                                                     -------   --------  ---------  --------   --------        -------------------
    Net asset value, end of period........           $19.25     $19.89    $21.23    $20.41      $20.69                 $21.45
                                                     =======   ========  =========  ========   ========        ===================
TOTAL INVESTMENT RETURN (1)...............            11.54%     10.97%   13.80%      2.62%       7.63%                 13.29%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets            ---         .15%     .36%       .39%        .37%                   .36%(2)
    Ratio of net investment income to
      average net assets..................             7.29%      6.78%    6.18%      5.78%       6.01%                  5.72%(2)
    Decrease reflected in above expense ratios due
      to undertakings by the Manager......             1.27%       .88%     .62%       .55%        .55%                   .55%(2)
    Portfolio Turnover Rate...............             1.95%      7.49%   14.94%      9.68%      38.68%                 27.70%(3)
    Net Assets, end of period (000's Omitted)       $15,139    $37,208  $72,037    $76,277     $68,103                $67,520
    (1)  Exclusive of sales load.
    (2)  Annualized.
    (3)  Not annualized.

See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.





                                                                            CLASS B SHARES                         CLASS C SHARES
                                                      --------------------------------------------------        -------------------
                                                                                         SIX MONTHS ENDED            PERIOD ENDED
                                                            YEAR ENDED APRIL 30,         OCTOBER 31, 1995         OCTOBER 31, 1995
                                                      --------------------------------
PER SHARE DATA:                                       1993(1)        1994       1995       (UNAUDITED)             (UNAUDITED)(2)
                                                      -------      --------   --------  -------------------     -------------------
    Net asset value, beginning of period....          $20.52        $21.23     $20.41         $20.69                    $20.78
                                                      -------      --------   --------  -------------------     -------------------
    INVESTMENT OPERATIONS:
    Investment income-net...................             .33          1.13       1.10            .56                       .22
    Net realized and unrealized gain (loss)
      on investments........................             .71          (.66)       .28            .75                       .66
                                                      -------      --------   --------  -------------------     -------------------
      TOTAL FROM INVESTMENT OPERATIONS......            1.04           .47       1.38           1.31                       .88
                                                      -------      --------   --------  -------------------     -------------------
    DISTRIBUTIONS:
    Dividends from investment income-net....            (.33)        (1.13)     (1.10)          (.56)                     (.22)
    Dividends from net realized gain
      on investments........................            ---           (.13)     ---             ---                       ---
    Dividends in excess of net realized gain
      on investments........................            ---           (.03)     ---             ---                       ---
                                                      -------      --------   --------  -------------------     -------------------
      TOTAL DISTRIBUTIONS...................            (.33)        (1.29)     (1.10)          (.56)                     (.22)
                                                      -------      --------   --------  -------------------     -------------------
    Net asset value, end of period..........          $21.23        $20.41     $20.69         $21.44                    $21.44
                                                      =======      ========   ========  ===================     ===================
TOTAL INVESTMENT RETURN (3).................           17.60%(4)      2.05%      7.05%         12.64%(4)                 19.89%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.             .82%(4)       .94%       .89%           .88%(4)                  1.22%(4)
    Ratio of net investment income to
      average net assets....................            4.81%(4)      5.15%      5.46%          5.20%(4)                  4.49%(4)
    Decrease reflected in above expense ratios due
      to undertakings by the Manager........             .49%(4)       .54%       .55%           .55%(4)                   .58%(4)
    Portfolio Turnover Rate.................           14.94%         9.68%     38.68%         27.70%(5)                 27.70%(5)
    Net Assets, end of period (000's Omitted)         $6,373       $15,878    $16,818        $17,633                       $1
    (1)  From January 15, 1993 (commencement of initial offering) to April 30, 1993.
    (2)  From August 15, 1995 (commencement of initial offering) to October 31, 1995.
    (3)  Exclusive of sales load.
    (4)  Annualized.
    (5)  Not Annualized.

See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Texas Series (the "Series"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place,
Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager has undertaken from May 1, 1995 to waive receipt of the management fee payable to it by the Series until such time as the net assets of the Series exceed $100 million, regardless of whether they remain at that level. The management fee waived, pursuant to the undertaking, amounted to $235,634 for the six months ended October 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Series pays the Distributor for distributing the Series' Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1995, $43,350 was charged to the Series for the Class B shares and $2 was charged to the Series for the Class C shares.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended October 31, 1995, $85,430, $21,675 and $1 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $38,528,972 and $38,361,304, respectively, for the six months ended October 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $3,069,278, consisting of $3,296,203 gross unrealized appreciation and $226,925 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
    We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Texas Series (one of the Series constituting the Premier State Municipal Bond
Fund) as of October 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended April 30, 1995 and financial highlights for each of the five years in the period ended April 30, 1995 and in our report dated June 6, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                              (Ernst & Young LLP signature)

New York, New York
December 7, 1995



[Dreyfus lion "d" logo]
Premier State Municipal
Bond Fund, Texas Series
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.


Printed in U.S.A.                   061/621/681SA9510
[Dreyfus logo]
Semi-Annual Report
Premier State
Municipal Bond Fund
Texas Series
October 31, 1995